2022 Investor Day

Redefining Primary Care to Transform Healthcare Dr. Marlow Hernandez Chairman and Chief Executive Officer

Today’s Presenters 3 Dr. Marlow Hernandez Chairman & Chief Executive Officer Jason Conger Chief Growth Officer Pedro Cordero Chief Population Health Officer Dr. Richard Aguilar Chief Clinical Officer Dr. Merlin Osorio SVP, Care Management Gina Portilla President, Cano Health Medical Centers Maggie Arias-Petrel Regional VP of Operations, West Coast Bob Camerlinck President, Healthy Partners Medical Centers and Affiliates Brian Koppy Chief Financial Officer

Agenda 4 Topic Presenters Redefining Primary Care to Transform Healthcare Dr. Marlow Hernandez, Chairman and Chief Executive Officer, Cano Health Growth Strategy Jason Conger, Chief Growth Officer Population Health Management Pedro Cordero, Chief Population Health Officer Care Management and Clinical Excellence Dr. Merlin Osorio, SVP, Care Management Dr. Richard Aguilar, Chief Clinical Officer Medical Center Operations Gina Portilla, President, Cano Medical Centers Break National Expansion: Las Vegas Maggie Arias-Petrel, Regional VP of Operations, West Coast Affiliate Operations Bob Camerlinck, President, Healthy Partners Medical Centers and Affiliates Financial Review & Outlook Brian Koppy, Chief Financial Officer Break Q&A Dr. Marlow Hernandez and All Speakers

• Providers compensated for volume, not quality • The focus is on treating the sick, not keeping patients well 5 Healthcare in America Today – Transactional & Impersonal

6 • Healthcare in America is - Misaligned - Transactional - Volume-Based - Episodic - Reactive - Inequitable Healthcare in America Today – Misaligned Incentives

7 Healthcare in America Today – Unsustainable Sources: abi.org/feed-item/health-care-costs-number-one-cause-of-bankruptcy-for-american-families (2017), jamanetwork.com/journals/jama/article-abstract/2782205 (2021), cnbc.com/2019.02/11/this-is –the-real-reason-most-americans-- file-for-bankruptcy (2019)

8 Healthcare Under a Value-Based Care System – Member Focused

9 Healthcare Under a Value-Based Care System – Mutually Beneficial

US Primary Care Spending is Low, Resulting in Poor Outcomes

CanoHealth

% Spending on Primary Care



~6%
~14%
~15%(1)
US
OECD Avg.
CanoHealth

63%
of referring US physicians are dissatisfied with the referral process

70%
of US specialists rate background information from referrals as fair or poor

US Preventive health services used at
~55%
of the recommended rate

18 million
avoidable visits to US emergency rooms each year

~$850 billion
wasted healthcare spending annually

28%
Americans with 2+ chronic conditions (vs. 18% OECD average)

Source: 2019 Patient-Centered Primary Care Collaborative Report, 2019 UnitedHealth Study "The High Cost of Avoidable Hospital Emergency Department Visits", New England Journal of Medicine Report "The Quality of Health Care Delivered to Adults in the United States", Tanielian, T L et al. "Assessing the Communication Interface Between Psychiatry and Primary care", Gandhi, T K et al. "Communication Breakdown in the Outpatient Referral Process", British Medical Journal

(1) Represents approximate Cano Health direct patient expense plus monthly capitated payments to affiliate providers (included in third party medical expense), TTM ending 1Q22

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Cano Health has Demonstrated Ability to Meaningfully Bend the Cost Curve

CanoHealth


3-Year Premium MA PMPM CAGR
7% CAGR
<6 months
2019
30-36 months
2021
Member Tenure
3-Year MA Medical Cost CAGR
(3%) CAGR
<6 months
2019
30-36 months
2021
Member Tenure

- For members enrolling January-June 2019, Cano Health's medical costs (primary care, inpatient, outpatient) for MA members **declined at a ~3% CAGR, even through the impact of COVID in 2020 and 2021**
- In this patient cohort, medical costs would be expected to **increase at a ~10% CAGR** as members age and acuity rises due to undertreatment of chronic conditions
- Cano Health's **intensive primary care** approach to treating chronic conditions can create superior outcomes for patients, payors, and our overall financial results

Source: Cano Health internal company analysis
Note: Represents January – June 2019 cohort of members (~26,000), pro forma for acquisitions, from Cano Health's medical center and affiliate models from major payors across all markets, through December 2021

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12 Our Model: Investing in Primary Care and Prevention While Forging Life-Long Bonds

Our Model: Combining Access, Quality and Wellness 13 QUALITY Disease Management, Preventive Screenings, Care Coordination ACCESS Transportation, 24/7 Urgency Line, Cano@Home, Telehealth WELLNESS Classes, Physiotherapy, Cano Life

Our Model: Growth, With a Flexible Approach 14 BUILD De Novo centers, expansions BUY Select acquisitions in new markets MANAGE Affiliates, pipeline for scale

$361 $832 $1,609 $2,039 $2,800 to $2,900 2019 2020 2021 LTM as of Q1'22 2022E Strong Financial Momentum (1) Membership as of period end (2) Adjusted EBITDA is a non-GAAP measure; refer to the reconciliation table in the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (3) CAGR based on midpoint of 2022E guidance range 15 Members(1) Revenue Adjusted EBITDA(2) 42K 106K 227K 269K 290K to 295K 2019 2020 2021 Q1'22 2022E 92% CAGR(3) ($ in millions) ($ in millions) $24 $73 $27 $55 $230 to $240 2019 2020 2021 LTM as of Q1'22 2022E 99% CAGR(3) 115% CAGR(3)

Cano Health is Positioned for Continued Success 16 12 Year History Setting important value-based care standards while growing significantly every year Consistent Strategy Successful Buy/Build/Manage strategy in place since 2016 Profitable Positive Adjusted EBITDA creates opportunities for growth #1 in Florida Largest independent value-based care provider in Florida(1) Rapid Expansion Outperforming Projecting higher 2022 membership, revenue, and Adjusted EBITDA Las Vegas, Texas and other new markets growing fast (2) Note: Adjusted EBITDA is a non-GAAP measure. Refer to the reconciliation table in the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (1) Company estimate based on publicly available information (2) As compared to projections given at March 2021 Investor Day

We are Growing Our Footprint While Preserving Quality Note: All figures as of March 31, 2022 unless otherwise noted (1) As of June 7, 2022 (2) 2020; National average 2020 HEDIS score was 4.16 out of 5.0 17 141 Senior-focused medical centers(1) 400+ Employed primary care providers 1,000+ Affiliate providers 4,000+ Cano Health employees 4.7 out of 5.0 82 NPS score HEDIS Quality Score(2)

Cano Health's Long-term Investment Thesis 18 We serve our nation’s rapidly growing senior population so they can live longer, healthier lives Primary care is a critical service and a necessary part of our nation’s healthcare system Over 95% of our revenue is recurring as monthly payments to provide for the healthcare needs of our members Nearly all our revenue comes from federal and state governments, either directly or through health plans Our model is increasingly recognized as a potential solution to our nation’s broken healthcare system Future of Healthcare Delivery is Value- Based Strong Government Funding Support Recurring Revenue Critical Service Large & Growing Market

19 Strong Long-Term Growth Opportunities Addressable Market(1) $1.7T+ Long-term Market Share Goal 10%+ Long-term Adj. EBITDA Margin Goal(2) ~15% Long-term Annual Organic Revenue Growth Goal(2) ~20% Note: Projections are based on management’s internal expectations and estimates, and are subject to change. Projections are not a guarantee of future results or performance. (1) Based on Medicare, Medicaid, and Affordable Care Act (ACA) healthcare expenditures in 2021 (2) Long-term market share, revenue growth and margins will be impacted by membership mix, rate of growth, reimbursement environment, and Direct Contracting (ACO REACH) opportunity Cash from Operations Expected in 2022 Positive Free Cash Flow Expected in 2023 Positive Annual Revenue Organic Growth Goal 2023-2025 ~30%

Growth Strategy Jason Conger Chief Growth Officer

38K 45K 54K 57K 87K 129K 131K 148K 190K 24K 54K 49K 49K 29K 27K 79K 79K 79K 61K 99K 103K 106K 117K 156K 211K 227K 269K 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 36% 60% 58% 37% 43% 30% 28% 40% 63% 122% 253% 201% 155% 91% 57% 105% 115% 130% Organic Inorganic Organic Growth: Total Growth: Membership Growth(1) Consistent organic membership growth supplemented by highly accretive acquisition strategy Note: Organic growth represents growth from our base business, as well as growth from building new medical centers, consolidating our existing affiliates, and acquiring small nearby practices to operate or manage (i.e., tuck-ins) whose patients and facilities are blended with our nearby owned medical centers. Inorganic growth represents growth from the acquisition of platforms which provide immediate scale and density, and by themselves have the infrastructure to execute on Cano Health’s build, buy, and manage growth strategy. (1) Membership as of period end. Differences in the included tables are due to rounding and are not significant Proven Track Record of Membership Growth 21

Cano Health National Presence June 2021 • 90 medical centers in 3 states; ~280 employed providers • 156K members • 800+ affiliate providers in Florida and Puerto Rico March 31, 2022 • 137 medical centers in 6 states; ~400 employed providers • 269K members • 1,000+ affiliate providers in 9 states and Puerto Rico December 2022E(1) • 184-189 medical centers in 6 states; ~500 employed providers • 290K to 295K members • 1,000+ affiliate providers in 9 states and Puerto Rico Affiliates onlyMedical Centers & Affiliates 22(1) Estimates are based on management’s internal expectations and are subject to change

Flexible Build/Buy/Manage approach is the cornerstone of our growth strategy which aims to serve the greatest number of patients: • In the shortest amount of time • With the least amount of risk • With the best clinical results and the highest return on investment BUILD MANAGEBUY Growth Strategy Positions Cano Health to Become America’s Primary Care Provider 23

Multi-Pronged Approach to Drive Growth and Create Value BUILD and Scale • Add De Novos in to increase scale and density • Expand existing centers to meet demand • Leverage local concentration to create operational and other efficiencies • Requires capex and some period of losses before profitability BUY and Integrate • Tuck-in small independent medical centers for additional clinical capacity(1) • Acquire platforms to achieve immediate scale and density • Integrate acquired centers and improve medical center growth and profitability • Investment provides operational efficiencies and improved cash flow MANAGE Affiliates and Grow Direct Contracting (ACO REACH) • Grow number of contracted affiliates to strengthen or establish local market presence and pipeline of providers • Increase Direct Contracting (ACO REACH) membership • Expand Cano Health’s TAM to all Medicare beneficiaries • Minimal capital investment; immediate profitability 24 Build/Buy/Manage Strategy Provides Differentiated, Balanced, and Sustainable Growth (1) Investment similar to “Build”; faster ramp to profitability

We Leverage a Continuum of Medical Center Characteristics 25 Ground-upRetail Renovation Previous Out-Patient Center Renovation Independent Provider Affiliate Provider Ramp to Maturity (shortest to longest) Cash Burn (lowest to highest) Incremental Capacity (least to most) Note: Capital expenditures are relatively equivalent along the continuum

Note: Internal company illustrative estimates based on historical results 26 Tuck-ins and De Novos Present Similar Yet Complementary Characteristics De Novo Build Dynamics Total investment per center ~$3.0M - $3.5M • ~$1.5M - $2.0M capex • ~$1.5M in losses over first 2 years Tuck-in Investment Dynamics Total investment per center ~$1.5M Typically breakeven in Year 1 as we integrate and add services Turns profitable (on average) in Year 2 Current environment favors tuck-ins given market valuations, construction costs and lead times, labor shortages, and need for immediate clinical capacity to meet demand

We Follow a Disciplined Market Entry Strategy 27 Criteria: • High number of Medicare beneficiaries • High Medicare Advantage penetration • High % dual eligible for Medicare and Medicaid • Underserved communities San Antonio, TX Cano Health’s Top 25 Target Markets(1) • 56% MA penetration • 25% Dual Eligible for Medicare-Medicaid • 25% Hispanic • 15% Black (1) Medicare beneficiaries as of May 2022 (Source: CMS) Source: esri (2022)

Services (e.g., Physiotherapy, Dental, Rx Delivery) . Market Development Strategy Relies on Six Key Factors 28 Market Development Design Centers to Fit Market Needs Access to Care Payor Relationships and Provider Networks Target Best Locations Brand Development and Marketing

We Benefit from Speed, Scale, and Density 29 Improved contractual arrangements with payers, hospitals, specialty networks Lower operating costs, patient acquisition costs, and third-party medical costs Build awareness of Cano Health as a high-quality primary care provider with a commitment to the community Improves enrollment and ability to recruit and retain the best health care professionals Financial Leverage Operational Efficiencies Brand Recognition

30 We are on Track to Continue to Deliver Consistent, Sustainable, Profitable Growth Growth Avenues: • Organic growth by building capacity through de novos, tuck-ins, and affiliates to meet demand • Inorganic growth through M&A provides additional top- and bottom-line growth potential $1.7T addressable market with opportunity to achieve double-digit market share

Population Health Management Pedro Cordero Chief Population Health Officer

Information Gaps Harm Outcomes and Increase Costs 32 • Real-time information for traditional PCPs is limited to what happens in their office • Large healthcare systems often have more data, but use for proactive prevention is often limited/absent • Information delays mean missed opportunities to influence utilization and personalize care plans Traditional PCP View Large System / Group PCP View Narrow, episodic view of care Partial view of care based on connections with captive group resources Primary Care Providers (PCPs) Lack Critical Information to Inform Care Patient Patient PCP Skilled Nursing Hospital (Inpatient/ Outpatient) PCP Medical Records Specialists

Cano Health’s Technology Puts the Patient at the Center of Care 33 • Empowers providers and clinical support staff to deliver better patient care • Delivers a single pane of glass of the patient’s healthcare experience • Analytics provide central support for accountable care • Allows for proactive care management 360° View Enables Better Decisions and Fewer Gaps in Care Patient PCP Hospital (Inpatient / Outpatient) Skilled Nurse Provider Behavioral Health Pharmacy Long-term Services & Support Specialists Medical Records

CanoPanorama | A Differentiated and Scalable Platform

CanoHealth

A VALUE-BASED CARE DELIVERY PLATFORM DRIVEN BY PEOPLE AND TECHNOLOGY

- **Patient**
- **Corporate Staff**
- **Providers**
- **Medical Center Staff**

CanoPanorama
Population Health Platform

COORDINATES PROCESSES			
Personalized Care Plans	Wellness Programs	Disease Management	Complex Care Management
Cano@Home	Cano Life	24/7 Urgency Line	Provider Support
Ancillary Care	Member Engagement	Transportation	Rx Delivery

USING PURPOSE-BUILT TECHNOLOGY			
Risk Stratification	Reporting	Workflow Tools	Data Aggregation
	Analytics	Electronic Health Record	

34

35 • Simplifies member onboarding • Improves relationships and life-long bonds • Strengthens Cano Health’s role at the center of healthcare, including social determinants of health • Presents all patient information on one screen • Stratifies risk to enable appropriate care • Removes administrative tasks, allowing the provider to focus on delivering care • Tracks patient and physician interactions • Allows proactive analysis of trends and costs • Informs care throughout the organization to ensure patients get the right care at the right time Member Experience Clinical Support Enterprise Management CanoPanorama Seeks to Improve the Member Experience and Health Outcomes

| Solves Key Population Health Issues • Enables development of and implementation of evidenced-based protocols for high- engagement environments 36 • Aggregates internal and external data to improve care management and deliver personalized care plans • Applies proprietary algorithms reduce waste and provide high-quality care to patients • Facilitates efficient allocation of resources to deliver more effective medical careReal-Time Comprehensive Standardized Analytical

| Real-Time 37 • Near real-time notification of patient hospitalizations through Hospital Information Exchange (HIE) data feeds • Identifies members with higher rates of hospitalization to provide more focused care • Alerts care management team to establish post-discharge care plan to reduce readmissions

| Comprehensive 38 • High level enterprise/regional data tracks major cost drivers - Hospital admissions - ER visits - High-cost procedures - Overall medical costs

| Standardized 39 • Near real-time data provisioning • Dynamic risk stratification • Visibility at multiple levels and time frames • Comprehensive electronic auditing and quality control

| Analytical 40 • Risk stratification identifies candidates for high-touch intervention • CanoPanorama during the COVID-19 pandemic: - Used to quickly identify high-risk patients for Cano@Home visits - Helped prioritize daily outreach, in-home services, food and Rx deliveries

41 CanoPanorama Drives Improved Access, Quality and Wellness • Embedded across Cano Health medical centers and affiliates • Aggregates, synthesizes and analyzes data using Cano Health proprietary algorithms • Guides clinical workflows for improved patient outcomes • Generates quality and utilization reports • Enables Cano Health to solve Population Health needs and supports profitable, sustainable growth

Care Management and Clinical Excellence Dr. Merlin Osorio SVP, Care Management Dr. Richard Aguilar Chief Clinical Officer

Delivering Superior Results for Patients

CanoHealth

Fewer Hospital Admissions[1]

Hospital admissions per 1,000



62 (23%)
275
213
2020 Medicare FFS Benchmark
CanoHealth (2020)

Reduced ER Visits[2]

ER visits per 1,000



549 (52%)
1,061
512
2020 Medicare FFS Benchmark
CanoHealth (2020)

Lower Mortality Rate[3]

Mortality rate %



~360 bps (60%)
6.0%
2.4%
2020 Medicare FFS Benchmark
CanoHealth (2020)

100% of Eligible Physicians NCQA Certified[4]

Source: 2020 Medicare Fee-for-Service (FFS) Benchmarks were based on Avalere Health's analysis of Medicare FFS claims data for calendar year 2020 accessed through a Research Data Use Agreement with the Centers for Medicare and Medicaid Services (CMS)

Note: Previously reported 2020 Cano Health metrics included medical center members only and did not include complete data for recently completed acquisitions

1. *Based on Cano Health's 213 hospital admissions per thousand MA medical center and affiliate model members for 2020 as compared to the 2020 Medicare FFS Benchmark of 275*
2. *Based on Cano Health's 512 ER visits per thousand MA medical center and affiliate members for 2020 as compared to the 2020 Medicare FFS Benchmark of 1,061*
3. *Based on Cano Health's MA medical center and affiliate member mortality rate of 2.4% in 2020 as compared to the 2020 Medicare FFS Benchmark of 6.0%*
4. *NCQA certification for diabetes and heart disease/stroke (as of December 2021)*

43

Cano Health’s Approach to Care Management Drives Improved Outcomes and Member Experience 44 Care Management Quality Management Utilization Management Cano@Home

Care Management People and Processes Drive Our High-Touch Approach to Care • Coordination of care for high- risk patients • Transition of care planning and implementation post- hospitalization • Post-ER follow-up visits • Cano@Home for high-risk and complex care patients • 24/7 urgency line for all patients 45

Innovative Home- Based Approach for our Complex Care and High-Risk Patients What we provide: • In-home primary care, short-term episodic care, transition of care post-hospital discharge, medical urgency • Supplements Cano Health’s 24/7 urgency line • Care provided by dedicated clinicians who diagnose and treat at the patient’s home Patients who use Cano@Home: • Those needing immediate medical attention • High-risk patients frequently admitted to the hospital • Complex care patients • Patients with physical or situational limitations preventing them from receiving care at our medical centers 46

Quality Management Identifying Care Gaps to Improve Outcomes and Drive Quality • Identify gaps in care to improve HEDIS quality and CMS Star ratings for payors • Reminders and in-house screenings to improve % of members receiving mammograms, colonoscopies, vaccinations • Improve medication adherence to control blood pressure, diabetes, cholesterol 47

Utilization Management Provide High Quality, Cost-effective, and Medically Appropriate Services Across the Care Continuum 48 What we monitor: • Hospitalization trends to guide primary care improvement • Generic dispensing rates to manage pharmacy costs • Physician-level hospital admissions, ER visits, and office visits to guide improved care • High-cost referrals to monitor appropriateness of care

Utilization Management: Combining Data-Driven Protocols with Localized Support

CanoHealth

Preventative Medicine	Early diagnosis of chronic conditions allows for prompt intervention and better outcomes
Medication Management	Medication-related adverse events are estimated to cause up to 20% of hospital admissions in elderly patients[1]
Post-Discharge Care Management	Re-admissions are often avoidable through appropriate transition of care; average 30-day re-admission rate for Medicare population is 16%[2]
Home-Based Care	Home health care reduces the need for high-cost facility-based care and allows for more frequent preventative care
Social Services Coordination	Addressing socioeconomic factors impacting patients is sometimes a prerequisite to promoting physical wellbeing

(1) Int J Clin Pharm, 2020, 42(5): 1243-1251
(2) MedPac, December 2, 2019

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Long-term Commitment to Care Management and Member Experience 50 • Tailored approach to our patients' needs • Focus on key areas of superior patient outcomes: care management, Cano@Home, quality management, and utilization management • Improved member experience and life-long bonds between providers and members are key to reducing hospitalizations, ER visits, and mortality

Dr. Richard Aguilar Chief Clinical Officer

We Empower Physicians to Focus on the Patient to Deliver Care and Manage Disease 52 • Smaller patient panels allow more time for patient care • Clinical support staff bridge physician shifts, keeping care available and accessible • Technology supports physician focus on patient care • Collegial competition to achieve NCQA certifications and regular interaction among doctors motivates achievement of high-quality care

Patient / Physician Centered Clinical Excellence

CanoHealth

- High quality care through standardized clinical approach
- CanoPanorama and clinical support staff allow physicians to spend more time with fewer patients
- Care is coordinated with care management team and specialists

Metric	Cano Health Medical Centers (TTM ending March 2022)	Other Primary Care Providers
Patient Visits / Day	~14	20+[1]
Patient Panel (Medicare, Medicaid, ACA)	~400	~1,800-2,000[1]
Annual Primary Care Visits per Medicare member	7-8 per year[2]	2.2 per year[3]
Sharing of Information/In-house Continuing Medical Education	Monthly	N/A

(1) American Association for Physician Leadership, February 2019 (https://www.physicianleaders.org/news/how-many-patients-can-primary-care-physician-treat)
(2) Plus 12 to 13 wellness visits per year
(3) Ann Intern Med 2021 Dec;174(12):1658-1665. doi: 10.7326/M21-1523. Epub 2021 Nov 2

53

Continuing Education and Best Practices Training • Standardized training and materials on care management programs and quality care outcome measures • Monthly seminars on performance highlights and Continuing Medical Education (CME) • Best practices and care guides to promote standardized care across all medical centers: - Utilization goals are encouraged through acknowledgement of top-performing physicians - Wall laminates in exam rooms provide quick access reference points for physicians on key focus areas - Outcome KPIs by physician shared regularly, incl. admissions, ER visits and office visits 54 Examples of Monthly CMEs • Modern Prostate Screening and Diagnosis • Pre-Op Assessment and Management • Review of Accurate Diagnosis, Documentation and Coding • The Clot Thickens: Cases in Anti- Coagulation Work-up and Management of DVT (Blood thinners) • Recurrent Abdominal Pain with Urgency and Diarrhea: Can You Diagnose and Treat? • Effective Medication Management in Older Adults

Cano Health Has Achieved Better Health Outcomes Despite Higher Risk Population 55 100% of eligible Cano Health providers and facilities were recognized by the National Committee for Quality Assurance (NCQA) for: Diabetes Recognition Program: Recognizes clinicians who use evidenced-based measures to provide quality care to their patients with diabetes Heart/Stroke Recognition Program: Recognizes clinicians who use evidenced-based measures to provide quality care to their CVD and stroke patients Note: As of December 2021

Cano Model of Care Kidney Renal Function in Elderly Medicare Advantage Patients *American Diabetes Association® (ADA) 82nd Scientific Sessions, New Orleans June 3-7th 2022 56 • Two-year retrospective review of laboratory data for patients new to CANO (≤3 mos) with diabetes and CKD 3 • Measured eGFR, A1C, BMI, SBP/DBP at baseline and at various time points for 24 months (Table 1) • N=1,871 patients • Preservation of kidney function as represented by eGFR was evident at all time points • Statistically significant improvements in eGFR values were observed during the first 15 months. • No significant changes from baseline for months 18 to 24

57 Unwavering Focus on Improving Clinical Outcomes • Maintain a care approach driven by improving health outcomes • Create continuous learning and development opportunities for physicians • Focus on building an industry-leading team of physicians and providing them with the time and resources they need to excel • Upcoming research expected to include dementia, physiotherapy, cardiovascular prevention, and other fields of study

Medical Center Operations Gina Portilla President, Cano Health Medical Centers

Cano Health Medical Centers and Membership 59 • 4 medical centers added since March 31, 2022 141 medical centers across the US(1) Staffed by over 400 primary care providers • Physicians • Nurse Practitioners • Physician Assistants Provide primary care to 177K members: • 66K Medicare Advantage members • 5K Medicare DCE members • 66K Medicaid members • 41K ACA members 177 Note: Numbers may not add due to rounding (1) Medical centers as of June 7, 2022 (2) Medical center membership as of March 31, 2022

A Differentiated Value-Based Primary Care Model 60 QUALITY WELLNESSACCESS Transportation Cano@Home/Telehealth 24/7 Urgency Line Classes Cano Life Physiotherapy Disease Management Care Coordination Preventive Screenings

Our Signature Services Combine Access, Quality & Wellness Primary Care Transportation Wellness Cano LifePhysiotherapy Cano Dental Serenity Mental Health Healthy Heart by Dr. Juan Social Services Cano@Home 61

Wellness Case Study: Serenity Mental Health Offering May Improve Overall Patient Outcomes 62 Benefits of In-Center Behavioral Health • Behavioral health and chronic conditions are interrelated; addressing one may improve the other • Members feel comfortable accessing behavioral health care at their Cano Health medical center • Medical providers appreciate having behavioral health partners on site and available to help • Interdisciplinary approach benefits both members and primary care providers • Cano Health acquired Serenity in July 2021 • Adds in-center behavioral health services for our members

Signature Services Primary Care Transportation 24/7 Urgency Line Cano Life Social Services Physiotherapy Serenity Mental Health Cano Dental Healthy Heart Broward Orlando South Florida Tampa 63 Miami-Dade

San Antonio Brownsville (Rio Grande Valley) Signature Services Primary Care Transportation 24/7 Urgency Line Cano Life Social Services* Physiotherapy Serenity Mental Health* Cano Dental Healthy Heart* Texas Edinburg (Rio Grande Valley) Corpus Christi 64 * Presently in San Antonio only; future expansion planned

Signature Services Primary Care Transportation 24/7 Urgency Line Cano Life Social Services Physiotherapy Chicago 65

Signature Services Primary Care Transportation 24/7 Urgency Line Cano Life Physiotherapy Social Services California Broadway – Santa Ana 66

New Mexico Signature Services Primary Care Transportation 24/7 Urgency Line Cano Life Social Services Physiotherapy Healthy Heart 67

Our Signature Services in Motion 68

69 The Result: High Member Satisfaction and Word of Mouth Referrals to Our Medical Centers 61% 24% 15% Center-Driven Enrollment TV/Other media Community Outreach Reason for Enrollment 61% of enrollments require no direct marketing spend 82 NPS Source: Cano Health internal data; NPS for TTM ending March 31, 2022

70 Strong and Scalable Operations • We address critical needs in key value-based care markets across the country • We deliver a comprehensive suite of signature services to our members • We aim to achieve best-in-class member onboarding and loyalty • We have an operating model designed for scalability • We seek to successfully optimize costs as we grow and expand

National Expansion: Las Vegas Maggie Arias-Petrel Regional VP of Operations, West Coast

Healthcare Challenges in Nevada (1) United Health Foundation, America’s Health Rankings Senior Report 2021 (2) Kaiser Family Foundation, 2020 (3) CDC (May 2022) 72 Nevada’s seniors encounter significant healthcare challenges(1) • Percentage of seniors with a dedicated health care provider is 48th in the nation • Clinical care quality for seniors is 49th in the nation • Cancer screenings for seniors are 49th in the nation Nevada’s adult minorities face healthcare disparities • 43% of Hispanics, 39% of Native Americans, and 35% of Blacks do not have a dedicated healthcare provider compared to 29% of whites(2) • 39% of COVID cases reported through April 2022 were among Hispanics (who make up 30% of the state population)(3) Cano Health Medical Centers are purpose-built to tackle Nevada’s healthcare challenges • Providers and staff reflect the population we serve; we understand the needs of our patients • Center culture is welcoming, vibrant and inclusive; our members are our family

Las Vegas (Clark County) Is an Ideal Market for Cano Health (1) American Community Survey, U.S. Census Bureau (2) CMS, December 2020 (3) Advocate Health Advisers, 2020 (4) U.S. Census (2020) 73 • Growth of 65+ population outpacing U.S. total 65+ population growth - 330,000+ seniors; growing 4.6% annually (2019-2020)(1) - 43% faster than the 3.2% annual growth of the U.S. 65+ population (2019-2020) (1) • 46% Medicare Advantage Penetration(2) • ~60,000 residents are dual-eligible for Medicare and Medicaid(3) • Population is majority minority(4) - 36% Hispanic - 12% Black - 7% Asian/Pacific Islander • Poverty Rate is 18% higher than the national average(4) Add picture

Our Las Vegas Locations Are Strategically Located Source: esri (2022) 74 Cano Health entered Las Vegas in September 2020 and has grown its footprint with both de novos and tuck-ins Las Vegas: Population 65+ and/or Dual EligibleNine locations convenient to the city’s senior dual eligible population 1. 3265 East Tropicana Ave 2. 5701 West Charleston Blvd 3. 4469 West Charleston Blvd 4. 3860 West Lake Mead Blvd 5. 1905 Civic Center Dr 6. 2235 East Lake Mead Blvd 7. 2285 East Flamingo Rd 8. 1650 West Craig Rd 9. 29629 W Horizon Ridge Pkwy 1 2 3 45 6 7 8 9 2019 Pop 65+ and/or Medicare & Medicaid (ACS 5-Yr) by ZIP Codes

Las Vegas Market: Key Achievements 75 • 91 NPS (Las Vegas medical centers, 1Q22) • 7.7 annual clinical visits per Medicare Advantage member • 90% bilingual staff, 65% bilingual providers • Introduced Cano@Home program Operational Achievements Quality Achievements 153 132 1Q21 1Q22 Hospital admissions (per 1,000) -14% ER visits (per 1,000) -44% 357 202 1Q21 1Q22

Strong Las Vegas MA Membership Development Medical Cost Ratio (MCR) = Third Party Medical Expense/Capitated Revenue 76 Las Vegas Medicare Advantage Membership and MCR, 4Q20-1Q22 54 386 570 843 1,097 1,874 90.5% 78.1% 63.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 500 1,000 1,500 2,000 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 M A M em be rs Centers 3 3 3 5 8 9 M ed ic al C os t R at io

Member Profile and Feedback 77 • Name: Fanny • Medical Center: Tropicana, Las Vegas • Enrollment date: November 2021 • How she found us: Referred by friend • Chronic conditions: Diabetes, depression, insomnia • 83 years old • Language: Spanish • Average visits per week: 3 “My Cano Family: I am very happy to have joined you! I feel young and rejuvenated again! You have given me hope every day. I understand and take better care of myself. All the doctors and staff are extremely caring and give me the best care and attention. You truly are my familia! Viva La Vida Cano!”

78 Our Focus on Building Scale and Density Continues Key Objectives • Build pipeline of future physicians - Medical students from UNLV and Touro University Nevada expected to begin rotations at Cano Health Medical Centers in 3Q22 • Drive membership growth leveraging available capacity • Continue to build scale and density with additional centers • Expect to have 20 medical centers in the Las Vegas area by end of 2024

Affiliate Operations Bob Camerlinck President, Healthy Partners Medical Centers and Affiliates

How Cano Health’s Affiliate Model Works 80 • Affiliate providers treat patients at independent practices and accept a wide range of insurance and patient types - Traditional Medicare - Medicare Advantage - Commercial insurance (adult, pediatric) - Medicaid, ACA • Affiliate providers contract with Cano Health for Medicare Advantage (MA) and/or Direct Contracting (DCE) • Cano Health recognizes 100% of capitated revenue from payors, is responsible for the third-party medical costs, and manages risk • Cano Health pays affiliate providers a monthly primary care provider (PCP) capitated payment and shares savings (capitated revenue less third-party medical expense) and quality bonuses

Overview of Cano Health’s Affiliate Operations 81 Cano Health has 1,000+ affiliate providers who provide primary care for nearly 92K Cano Health members Cano Health affiliates provided primary care to ~54K Medicare Advantage members, ~36K Direct Contracting members, and ~2K other members (primarily Medicaid) (1) Affiliate membership as of March 31, 2022

A Beneficial Model for Providers and Cano Health For Providers • Access to Cano Health’s value-based Medicare Advantage contracts with various payors • Training and tools (e.g., utilization reports, data analytics) • Predictable monthly primary care capitated payments • Increased revenue potential through value-based care shared savings, quality bonuses • Continued ability to serve patients outside of value- based plans (e.g., adult and pediatric commercial insurance) 82 For Cano Health • Increases market scale and density, providing leverage with payors and specialists • Generates earnings with minimal capital investment • Provides pipeline of primary care locations and providers for future Cano Health medical centers • Expands Direct Contracting membership through enrollment of affiliate providers into Cano Health’s direct contracting program

Direct Contracting: Cano Health’s Newest Line of Business (1) Operating as America’s Choice Healthcare 83 What it is • Direct Contracting is part of CMS Innovation Center’s effort to transition 100% of traditional Medicare beneficiaries to value-based models by 2030 • Cano Health is one of a select number of participants in the program(1) • Builds on Cano Health’s experience in expanding access to value-based Medicare Advantage plans through affiliate providers How it works • Direct Contracting members are assigned to Cano Health employed providers and participating affiliates based on both retrospective claims data and voluntary alignment • Cano Health receives monthly capitated payments from CMS; responsible for 100% of the member’s Part A and B cost of care (global risk); surplus (capitated payments less third-party medical expense) is shared with affiliates • Affiliate providers are rewarded for improving quality while reducing the cost of care (shared savings), and receive a predictable stream of capitated monthly payments for direct contracting members

We Provide Affiliates with Tools to Improve Outcomes and Reduce Costs 84 • Guidance on ways to increase patient participation in their own care to reduce costs and increase shared savings - Proactive scheduling of follow-up appointments - Goal of 7-8 primary care visits per year - Rapid response to patient calls to avert unnecessary ER visits • IT support (HIE, EMR and HIPAA consultation) • Access to data and decision support tools • Peer-to-peer advisory services • Support for: - Transitional care management - Chronic care management for high-risk patients - Peer-to-peer advisory services - Advance patient risk stratification

Rapid Direct Contracting Membership and Revenue Growth (1) Approximate membership on April 1, 2021 and January 1, 2022. As in 2021, expect attrition in 2022 as members relocate, convert to MA, pass away, etc. (2) Revenue for April-December 2021 (3) Revenue based on average expected monthly membership in 2022 85 as ~8K ~41K Year 1 (2021) Year 2 (2022) >5x Growth ~4% 15% DCE as % of Total Members Cano Health’s Direct Contracting Membership(1) • Program launched in April 2021 • New assignments made yearly in January based on contracts submitted to CMS in the fall of the prior year • Capitated Revenue PMPM $1,300+ in 2022 • MCR expected to be in the low 90% range for full year 2022 • 2022 Adjusted EBITDA margin expected to be low single digits; improvement expected over time 88.9 650 Year 1 (2021) Year 2 (2022E) >5x Annualized Growth ~$90M(2) ~$650M(3) Cano Health’s Direct Contracting Revenue

Note: Affiliates may be supported by several providers 86 Direct Contracting Membership Growth Driven by More Affiliate Providers Most Cano Health Direct Contracting members are cared for by affiliate providers 2021: As of December 31, 2021, 18 affiliates provided primary care to ~230 members each 2022: As of January 1, 2022, 217 affiliates are providing primary care to ~164 members each December 31, 2021 January 1, 2022 DCE Members at Cano Medical Centers ~3,500 ~5,400 DCE Members at Affiliates ~4,200 ~35,600 Total Direct Contracting Members ~7,700 ~41,000 Affiliates Contracted for DCE 18 217 DCE Members Per Affiliate ~230 ~164

(1) As of January 1, 2022. Other states: AZ, IL, NM, NV 87 Direct Contracting is Expanding Our National Provider Footprint % of Cano Health Direct Contracting Affiliate Providers by State(1) Florida 59% New York/New Jersey 18% Texas 6% California 5% Other(1) 12% Total 100% Program builds our knowledge and experience in new markets (e.g., New York, New Jersey, Arizona)

88 The Affiliate Model and DCE Provide Cano Health with a Significant Opportunity to Pursue Rapid Growth Affiliate model provides a flexible, capital light approach for growth Pipeline of primary care providers Provides value-based care to fee-for-service Medicare members What’s Next for DCE: • Transition to ACO REACH in January 2023 - Economics of ACO REACH are very similar to Direct Contracting • Expect continued growth in affiliate providers and membership • Expect improved profitability as program matures

Financial Outlook Brian Koppy Chief Financial Officer

$361 $832 $1,609 $2,039 $2,800 to $2,900 2019 2020 2021 LTM as of Q1'22 2022E Strong Financial Momentum (1) Membership as of period end (2) Adjusted EBITDA is a non-GAAP measure; refer to the reconciliation table in the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (3) CAGR based on midpoint of 2022E guidance range 90 Members(1) Revenue Adjusted EBITDA(2) 42K 106K 227K 269K 290K to 295K 2019 2020 2021 Q1'22 2022E 92% CAGR(3) ($ in millions) ($ in millions) $24 $73 $27 $55 $230 to $240 2019 2020 2021 LTM as of Q1'22 2022E 99% CAGR(3) 115% CAGR(3)

Maintaining Guidance for Full Year 2022 (1) Medical Cost Ratio = Third Party Medical Expense / Total Capitated Revenue (2) Adjusted EBITDA is a non-GAAP financial measures. Please refer to the reconciliation table in the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure FY 2022 June 7, 2022 FY 2022 May 9, 2022 Total Membership 290,000 - 295,000 290,000 - 295,000 Total Revenues $2.8B - $2.9B $2.8B - $2.9B Medical Cost Ratio (MCR)(1) 76.0% - 76.5% 76.0% - 76.5% Adjusted EBITDA(2) $230M - $240M $230M - $240M Total Owned Medical Centers 184 - 189 184 - 189 Maintaining 2022 guidance for total membership, total revenue, Adjusted EBITDA guidance, and total owned medical centers Maintaining 2022 Total MCR at 76.0% - 76.5%; 2H22 Total MCR expected to be significantly lower than 1H22 Total MCR Further 2022 Details: • Interest expense: $60M - $65M • Stock compensation expense: $60M - $65M • De novo losses: ~$70M • Capital expenditures: $40M-$60M • Medical centers: 184-189 91

Diversified Approach to Facilitate Value-based Care Arrangements 92 Medical Center Model • Higher capital investment • Standardized clinical protocols and care coordination programs generally results in lower MCR • As providers improve health outcomes, Cano Health captures greater share of cost savings Affiliate Model • Lower capital investment • Offers visibility into local market medical center model; potential to convert in future • Cano Health population health data and strategies generally results in greater shared savings for providers Both Models Offer Benefits to All Parties Party Medical Center Model Affiliate Model Payor Superior patient outcomes through alignment and coordination; attractive fixed margin Strong patient outcomes through alignment; attractive fixed margin Provider Highly predictable income in an employed setting Ability to increase income through alignment of incentives while remaining independent Member Receives ancillary and wellness services at no additional cost Increased engagement with physician versus fee- for-service Medicare Cano Health High quality care improves MCR over time Capital efficient growth; serves as an important source of clinical capacity

Diverse Membership Mix Across Medical Centers and Affiliates 93 119K 68K 41K 41K 66K 5K 66K 41K 177K 54K 36K 2K 92K 269K Medicare Advantage Medicare DCE Medicaid ACA Total Medical Center Medicare Advantage Medicare DCE Medicaid Total Affiliate Total Members Medicare Advantage Medicare DCE Medicaid ACA (1) Membership as of March 31, 2022 Note: Differences in totals are due to rounding, and are not material Medical Center Members Affiliate Members 1Q22 Membership by Medical Centers and Affiliates(1)

$443M $172M $52M $7M $30M $244M $22M $50M $7M $22M $345M $199M $150M $2M $8M $359M $704M Medicare Advantage Medicare DCE Medicaid ACA Other Total Medical Center Medicare Advantage Medicare DCE Medicaid Other Total Affiliate Total Revenue Members: PMPM: % Total Revenue: 1Q22 Revenue Driven by Medicare Advantage, Medicare DCE, and Medicaid (1) This breakdown of 1Q22 revenue has not been audited and is being provided for illustrative purposes only (2) Other Revenue includes fee-for-service, pharmacy and other revenue Note: Differences in totals are due to rounding, and are not material 94 Medicare Advantage Medicare DCE Medicaid ACA Illustrative Percentage of 1Q22 Revenue by Medical Centers and Affiliates(1) 66K 5K 66K 41K – 177K 54K 36K 2K – 92K 269K $1,260 $1,379 $257 $59 $1,235 $1,379 $270 ~35% ~3% ~7% ~1% ~3% ~49% ~28% ~21% – ~1% ~51% ~100% (2) (2) Other

Illustrative 2022E Adj. EBITDA Breakdown 95 Illustrative 2022E Adjusted EBITDA for Medical Centers and Affiliates(1,2) $215M - $220M $125M - $130M ~($110M) $230M - $240M Medical Centers Affiliate Corporate '22E Adj. EBITDA (1) Adjusted EBITDA is a non-GAAP measure (2) Breakdown of Adjusted EBITDA is being provided for illustrative purposes only and is not a guarantee of future results Strong Adj. EBITDA(1) contribution expected from both Medical Centers and Affiliates

Illustrative PMPM Economics For a Single Mature Medicare Advantage Patient(1) Illustrative PMPM Economics For a Single Mature Medicare Advantage Patient(1) Illustrative Patient Level Unit Economics Side-By-Side (1) Illustrative economics for a mature Medicare Advantage patient, on a PMPM basis. Values are rounded to nearest $10 (2) Adjusted EBITDA is a non-GAAP measure. Refer to the reconciliation table in the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure 96 Medical Center Model Affiliate Model Gross Revenue $1,350 (Less): Third Party Medical Costs (820) Net Revenue $530 % MCR 61% (Less): Direct Patient Expense (150) (Less): Operating and Other Expense (50) Adj. EBITDA(2) $330 % Margin 24% Gross Revenue $1,240 (Less): Third Party Medical Costs (930) Net Revenue $310 % MCR 75% (Less): Direct Patient Expense (130) (Less): Operating and Other Expense (30) Adj. EBITDA(2) $150 % Margin 12% At maturity, Medical Center Adjusted EBITDA margins are typically significantly higher than Affiliate margins; driven by demographics and higher patient engagement

Growing Geographic Footprint (1) Includes Puerto Rico from 2019 onward Note: Number of tuck-ins and builds in 2022 and 2023 are estimates based on management’s internal projections, and are subject to change 97 Affiliates onlyMedical Centers & Affiliates Expect to add 54-59 medical centers in FY 2022 • 7 added in 1Q22: 5 FL, 1 NM, 1 NV • 4 added in FL since March 31, 2022 • Expect 43 to 48 to be added in 2H22 2018 2019 2020 2021 1Q22 2022E States (1) 1 2 4 9 10 10 Medical Centers 19 35 71 130 137 184-189 Members 25K 42K 106K 227K 269K 290-295K 1,000+ affiliates in 9 states + Puerto Rico Cano Health Medical Centers State 2020 2021 1Q22 June 7, 2022 Florida 64 101 106 110 Texas 4 11 11 11 Nevada 3 8 9 9 California -- 4 4 4 Illinois -- 4 4 4 New Mexico -- 2 3 3 Total 71 130 137 141 Expect to add ~25 medical centers in 2023

Robust Acquisition Performance 98 37 transactions between 2017 and 2021: rigorous investment process and integration plan with clearly defined execution benchmarks 2009 Founded 2017 Comfort Health + 2 Tuck-in Transactions 2018 + 5 Tuck-in Transactions 2019 + 7 Tuck-in Transactions 2020 + 2 Tuck-in Transactions 2021 + 14 Tuck-in Transactions Strong Track Record of Accretive Acquisitions

Proven M&A Playbook with Multiple Levers to Drive Growth 99 Consistent M&A Strategy Membership Growth Grow MA and DCE membership Utilization Seek to reduce medical cost ratio Operational Excellence Focus on contract improvements, service line additions, integration, etc. Population Health Develop documentation accuracy and KPIs Quality High HEDIS quality ratings

Significant Existing and Funded Medical Center Embedded Adj. EBITDA Opportunity in Addition to Profitable Affiliate Model

CanoHealth

Illustrative Adj. EBITDA By Medical Center Vintage



De Novo Medical Center Adj. EBITDA
Acquired Medical Center Adj. EBITDA
($ in millions)
Estimated Adj. EBITDA
($0.3)
$0.5
($0.9)
$1.2
$0.1
$1.7
$1.8
$2.4
A
$2.3
B
$3.0
Year 1
Year 2
Year 3
Year 4
Year 5+

Implied Embedded Adjusted EBITDA Opportunity

	De Novo Medical Center Count at Year-End 2022E	~80
A	(x) Embedded Adj. EBITDA	~$2.3M
	De Novo Embedded Adj. EBITDA Potential	**~$185M**
	Acquired/Tuck-in Medical Center Count at Year-End 2022E	~105[1]
B	(x) Embedded Adj. EBITDA	~$3.0M[1]
	Acquired Embedded Adj. EBITDA Potential	**~$315M**
	Embedded Medical Center Adj. EBITDA Opportunity[2]	**~$500M**

Assumes approximately 40 de novos and approximately 15 tuck-ins during 2022

Note: Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is a non-GAAP measure. Refer to the reconciliation table in the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Estimated financial performance for each medical center is before corporate expenses and does not add back de novo losses or adjust for the impact of mid-year de novos and mid-year acquisitions prior to 2021. Medical centers vary in size and capacity. Estimated number of medical centers and Adjusted EBITDA for 2022 is based on management's internal projections and subject to change.

(1) Includes tuck-in acquisitions; Embedded Adj. EBITDA based on mix of large-scale and tuck-in medical centers

(2) Embedded Medical Center Adjusted EBITDA does not include Corporate Overhead

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Path to Long-Term Value Creation



Self-Funded Operating Model
Multi-Faceted Growth Strategy
CanoHealth
Strong Financial Outlook

Self-funded Operating Model

- Cash from Operations supports organic growth
- Medical centers provide **attractive embedded Adj. EBITDA** as they mature
- Affiliates generate **positive cash flows** and enhance market growth opportunities

Multi-Faceted Growth Strategy

- **Access, Quality and Wellness** drive enrollment growth and improved outcomes
- **Buy, Build, Manage** strategy offers flexibility and optionality
- Target and secure most profitable markets through **Speed, Scale and Density**

Strong Short- and Long-Term Organic Growth Opportunities

- Targeting annual revenue organic growth of ~30% for 2023-2025; 20%+ thereafter
- Targeting long-term Adj. EBITDA margin of ~15%
- Expect to be **CFO positive in 2022**
- Expect to be **FCF positive in 2023**

Note: Long-term revenue growth and margins will be impacted by membership mix, rate of growth, reimbursement environment, and Direct Contracting (ACO REACH) opportunity.
CFO and FCF are estimates based on management's internal projections, and are subject to change.

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Appendix

Adjusted EBITDA Reconciliation

CanoHealth

	($ in millions)	2Q21	3Q21	4Q21	1Q22	LTM 1Q22
	Net income (loss)	**(36.3)**	**(64.8)**	**0.5**	**(0.1)**	**(100.7)**
	Interest expense, net	9.7	16.0	14.9	13.3	53.9
	Income tax expense (benefit)	(2.0)	0.5	0.8	1.0	0.4
	Depreciation and amortization expense	7.9	17.0	18.7	19.0	62.6
	EBITDA(1)	**(20.7)**	**(31.3)**	**34.9**	**33.3**	**16.2**
A	**Stock-based compensation**	3.6	9.5	14.8	13.8	41.7
B	**De novo losses**	8.5	10.2	16.0	15.8	50.5
C	**Acquisition transaction costs and other**	17.1	12.4	8.9	9.9	48.4
D	**Restructuring and other**	2.8	2.3	2.4	2.6	10.1
E	**Change in fair value of contingent consideration**	(0.5)	(3.9)	(7.5)	(4.7)	(16.6)
F	**Loss on extinguishment of debt**	13.2	0.0	(0.1)	1.4	14.5
G	**Change in fair value of warrant liabilities**	(39.2)	14.6	(58.3)	(27.2)	(110.1)
	Adjusted EBITDA(1) (2)	**(15.2)**	**13.8**	**11.1**	**45.0**	**54.8(3)**

- **A** Represents non-cash compensation charges
- **B** Represents costs associated with the ramp up of de novos and losses incurred up to 12 months post-opening
- **C** Represents legal and professional fees related to historical acquisitions and debt financings
- **D** Includes one-time legal, IT, severance and various other non-recurring items
- **E** Represents the non-cash change in the value of contingent considerations related to acquired practices
- **F** Represents costs related to amended or previously repaid debt
- **G** Represents non-cash impact from change in warrant liabilities

Note: Numbers may not sum due to rounding

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.

(2) Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses, acquisition transaction costs, restructuring and other charges, loss on extinguishment of debt, and changes in fair value of warrant liabilities. Adjusted EBITDA is a key measure used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources.

(3) LTM as of Q1'22 have been derived as follows: (i) the applicable consolidated financial statements for the year ended December 31, 2021, less (ii) the applicable consolidated financial statements for the three months ended March 31, 2021, plus (iii) the applicable consolidated financial statements for the three months ended March 31, 2022.

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Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”). The information contained herein does not purport to be all- inclusive, and neither the Company nor any of its affiliates, control persons, officers, directors, employees, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This Presentation also contains certain financial forecast information. Such financial forecast information, which constitutes forward-looking information, is for illustrative purposes only and includes certain estimates and assumptions about expected medical costs and savings and recent acquisitions and other transactions and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks, and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that the results reflected in such forecasts will be achieved. Such information is not a guarantee of future results or performance. Forward-Looking Statements. This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward-looking statement include, without limitation, our anticipated results of operations, including our financial guidance for the 2022 fiscal year and our Medicare Cost Ratio, interest expense, stock compensation expense, de novo losses, capital expenditures and break-down of Adjusted EBITDA for 2022; our expectations regarding our financial lookout, including our long-term market, margin and annual organic revenue growth goals and our expectation regarding 2022 cash from operations and 2023 free cash flow; our business strategies; our expectation regarding our costs and our belief that our approach to medical care will create superior outcomes; our expectation regarding the number of medical centers, employed and affiliate providers, members and states in which we will be operational; our expectation that we can build capacity through de novos and tuck-ins; our expectation that inorganic growth through M&A will provide additional growth potential; our expectation that the number of DCE membership and affiliate providers will continue to grow and contribute significantly to our revenue growth; our expectation regarding the existence of significant medical center embedded Adjusted EBITDA opportunity; and our expectation regarding our prospects and plans, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; any adverse effects on our business as a result of the restatement; our ability to realize expected financial and other results; our ability to enter into new markets and continue our growth; our ability to raise capital; our ability to continue to execute on our acquisition strategy and integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; the impact of COVID-19 or another pandemic on our business and results of operation; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and our ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in the Annual Report on Form 10-K filed with the SEC on March 14, 2022. Unless otherwise specified, all information provided in this Presentation is as of the date hereof. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Presentation. This Presentation also contains certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures, such as EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are in addition to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP measures of financial results provide useful information regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In addition, other companies may calculate non- GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, in this document. However, we have not reconciled our expectations as to non-GAAP measures in future periods to their most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business. Unless stated otherwise, all information in the Presentation is as of March 31, 2022. LTM as of Q1'22 have been derived as follows: (i) the applicable consolidated financial statements for the year ended December 31, 2021, less (ii) the applicable consolidated financial statements for the three months ended March 31, 2021, plus (iii) the applicable consolidated financial statements for the three months ended March 31, 2022. 104